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PART I                      CHECK THE APPROPRIATE COMPANY.                 OFFICE USE ONLY:                                  1
_________________________________________________________________________________________________________________________________

APPLICATION FOR             [ ]  METROPOLITAN LIFE INSURANCE COMPANY            [ ]  METLIFE INVESTORS INSURANCE COMPANY
INDIVIDUAL AND                   200 Park Avenue, New York, NY 10166                 13045 Tesson Ferry Road, St. Louis, MO 63128
  MULTI-LIFE
LIFE INSURANCE              [ ]  NEW ENGLAND LIFE INSURANCE COMPANY             [ ]  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 501 Boylston Street, Boston, MA 02116-3700          13045 Tesson Ferry Road, St. Louis, MO 63128

                                           [ ] METLIFE INVESTORS USA INSURANCE COMPANY
                                               222 Delaware Avenue, Suite 900, PO Box 25130, Wilmington, DE 19899

                                    THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY".
_________________________________________________________________________________________________________________________________

SECTION 1                   1. PROPOSED INSURED #1
PROPOSED
INSURED(S)                  Name  FIRST__________________________MIDDLE__________________________LAST_______________________

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip____________________________

*If less than 3             Years at this address*__________________ SSN/Tax ID ____________________________________________
years, add prior
residence address in        Home Phone Number (___)_________________ Best TIME to call:        FROM ________________________
Additional Information
Section, Page 13.           Work Phone Number (___)_________________ [ ] Daytime  [ ] Evening  TO __________________________

                            Cell Phone Number (___)_________________ Best NUMBER to call: [ ] Home   [ ] Work   [ ] Cell

                            Driver's License Number  ___________________________________ State  ____________________________

                            License Issue Date ___________________________ License Expiration Date _________________________

                            Marital Status     [ ] Single     [ ] Married     [ ] Separated     [ ] Divorced     [ ] Widowed

                            Date of Birth  MONTH________DAY________YEAR_______ State/Country of Birth ______________________

                            Sex     [ ] Male     [ ] Female    Net Worth $ _________________________________________________

                            Annual Earned Income $ _________________________ Annual Unearned Income $ ______________________

NOTE:                       Employer's Name_________________________________________________________________________________
P.O. Box numbers
CANNOT be accepted          Street__________________________________________________________________________________________
for street addresses.
                            City ___________________________________ State _________________ Zip____________________________

                            Position/Title/Duties  ___________________________________ Length of Employment ________________

                            _____________________________________________________________________________________________________

                            2. PROPOSED INSURED #2
                            Life 2, Spouse, Designated Life, Person to be covered under Applicant's Waiver of Premium Benefit

                            Relationship to Proposed Insured #1

                            Name  FIRST__________________________MIDDLE__________________________LAST_______________________

IF ADDRESS IS SAME          Street _________________________________________________________________________________________
AS PROPOSED
INSURED #1,                 City ___________________________________ State _________________ Zip____________________________
WRITE "SAME".
                            Years at this address*__________________ SSN/Tax ID ____________________________________________

                            Home Phone Number (___)_________________ Best TIME to call :

                            Work Phone Number (___)_________________ [ ] Daytime  [ ] Evening

                            Cell Phone Number (___)_________________ Best NUMBER to call: [ ] Home   [ ] Work   [ ] Cell

                            Driver's License Number  ___________________________________ State  ____________________________

ADDITIONAL                  Issue Date   ___________________________________ Expiration Date   _____________________________
INSUREDS:
See Supplemental            Marital Status    [ ] Single    [ ] Married    [ ] Separated       [ ] Divorced      [ ] Widowed
Forms Package.
                            Date of Birth  MONTH________DAY________YEAR_______ State/Country of Birth ______________________

                            Sex    [ ] Male    [ ] Female    Net Worth $ ___________________________________________________

                            Annual Earned Income $ _________________________ Annual Unearned Income $ ______________________

                            Employer's Name_________________________________________________________________________________

                            Street__________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip____________________________

                            Position/Title/Duties  ___________________________________ Length of Employment ________________

ENB-7-05                                                                                                                  XX (xx/0x)
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2                           IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
_________________________________________________________________________________________________________________________________

SECTION 1                   3.   DEPENDENT SPOUSE OR MINOR
PROPOSED
INSURED(S)                  A.   Are any persons to be insured a dependent spouse?                         [ ] YES  [ ] NO
(CONTINUED)
                            IF YES, please provide:

                                 Amount of EXISTING insurance on spouse of Proposed Insured               $ ________________

                                 Amount of insurance APPLIED FOR on spouse of Proposed Insured            $ ________________

                            B.   1.   Are any persons to be insured a dependent minor?                     [ ] YES  [ ] NO

                            IF YES, please provide:

                                 Amount of EXISTING insurance on father/guardian                          $ ________________

                                 Amount of insurance APPLIED FOR on father/guardian                       $ ________________

                                 Amount of EXISTING insurance on mother/guardian                          $ ________________

                                 Amount of insurance APPLIED FOR on mother/guardian                       $ ________________

                                 2.   Are all siblings of this dependent minor equally insured?            [ ] YES  [ ] NO

                            IF NO, please provide details:

                            ________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

SECTION 2                   1.   EXISTING OR APPLIED FOR INSURANCE
EXISTING OR
APPLIED FOR                 A.   Do any of the Proposed Insureds or Owners have any existing
INSURANCE                        or applied for life insurance (L) or annuity (A) contracts with this or any other company?

                                                                                          PROPOSED INSURED [ ] YES  [ ] NO

                                                                                                     OWNER [ ] YES  [ ] NO

IF YES                      IF YES, provide details on PROPOSED INSURED ONLY:
Some states require the     _____________________________________________________________________________________________________
completion of an additional     PROPOSED           COMPANY       TYPE      AMOUNT OF     YEAR OF      ACCIDENTAL     EXISTING OR
form. See instructions          INSURED                         (L, A)     INSURANCE      ISSUE      DEATH AMOUNT    APPLIED FOR
on the cover of the          (#1, #2, OTHER)
Replacement Forms Package.  _____________________________________________________________________________________________________
                                                                                                                       [ ]  E
                                                                                                                       [ ]  A
                            _____________________________________________________________________________________________________
                                                                                                                       [ ]  E
                                                                                                                       [ ]  A
                            _____________________________________________________________________________________________________
                                                                                                                       [ ]  E
                                                                                                                       [ ]  A
                            _____________________________________________________________________________________________________
                                                                                                                       [ ]  E
                                                                                                                       [ ]  A
                            _____________________________________________________________________________________________________
                                                                                                                       [ ]  E
                                                                                                                       [ ]  A
                            _____________________________________________________________________________________________________

                            B.   Do any of the Proposed Insureds have any application for disability insurance (D) or critical illness insurance (C) or long term care insurance (LTC) applied for or planned with THIS Company or its
                                 affiliates?                                                               [ ] YES  [ ] NO

                            IF YES, provide: Proposed Insured(#1, #2, other)__________________ Type (D,C,LTC)____________________

                            _____________________________________________________________________________________________________

                            2.   REPLACEMENT

Applicable replacement      A.   In connection with this application, has there been, or will there be with
and 1035 exchange                this or any other company any: surrender transaction; loan; withdrawal;
forms can be found               lapse; reduction or redirection of premium/consideration; or change
in Replacement                   transaction (except conversions) involving an annuity or other life
Forms Package.                   insurance?                                                                [ ] YES  [ ] NO

                            IF YES, complete Replacement Questionnaire and Disclosure AND any other state required replacement forms.

                            B.   Is this an exchange under Internal Revenue code section 1035?             [ ] YES  [ ] NO

                            IF YES, complete the 1035 Exchange Authorization FOR EACH AFFECTED POLICY.

ENB-7-05                                                                                                                  XX (xx/0x)
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                            IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.                    3
_________________________________________________________________________________________________________________________________

SECTION 3                   IDENTITY OF PRIMARY OWNER (Check one.)
OWNER
                            [ ]  Proposed Insured #1 COMPLETE QUESTION 1 ONLY.

                            [ ]  Proposed Insured #2 COMPLETE QUESTION 1 ONLY.

                            [ ]  Other Person COMPLETE QUESTIONS 1 AND 2.

                            [ ]  Entity COMPLETE QUESTION 3 ONLY.
                            _____________________________________________________________________________________________________

                            1.   OWNER IDENTIFICATION

IF U.S. DRIVER'S            [ ]  U.S. Driver's License already provided on page 1 (Proposed Insured)
LICENSE ALREADY PROVIDED,
NO FURTHER INFORMATION      [ ]  U.S. Driver's License  [ ]  Green Card  [ ]  Passport  [ ]  Other  GOVERNMENT ISSUED_______
IS REQUIRED.
                            Issuer of ID __________________________________ ID Issue Date __________________________________

                            ID Reference Number ___________________________ ID Expiration Date _____________________________

                            _____________________________________________________________________________________________________

                            2.   OWNER OTHER THAN PROPOSED INSURED(S)

NOTE:                       Name  FIRST__________________________MIDDLE__________________________LAST_______________________
P.O. Box numbers CANNOT
be accepted for street      Street _________________________________________________________________________________________
addresses.
                            City ___________________________________ State _________________ Zip ___________________________

                            Phone Number (___)______________________________________________________________________________

IF CUSTODIAN                Citizenship __________________________ Country of Permanent Residence __________________________
is acting on behalf of a
minor under UTMA/UGMA,      Date of Birth  MONTH_______DAY_______YEAR__________ SSN/Tax ID _________________________________
please complete Additional
Owner Form in Supplemental  Relationship to Proposed Insured(s) ____________________________________________________________
Forms package.
                            Employer's Name ________________________________________________________________________________

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Position/Title/Duties __________________________ Length of Employment __________________________

                            [ ]  Check if you wish ownership to revert to Insured upon Owner and Contingent Owner's death.
                            _____________________________________________________________________________________________________

                            3. ENTITY/TRUST AS OWNER

                            Entity/Trust Type: [ ]  C Corporation   [ ]  S Corporation       [ ]  LLC
                                               [ ]  Partnership     [ ]  Sole Proprietorship [ ]  Trust

IF TRUST                    Tax ID Number ___________________________________ Date of Trust  MONTH______DAY_____YEAR________
Complete Trust
Certification form          Name of Entity/Trust ___________________________________________________________________________
in Supplemental
Forms Package.              Name of Trustee(s) _____________________________________________________________________________

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip____________________________

IF BUSINESS                 Proposed Insured(s) Relationship to Entity _____________________________________________________
Complete Business
Supplement form             Nature of Business ______________________________ Business Phone _______________________________
in Supplemental
Forms Package.              Is entity publicly traded?  [ ] YES  [ ] NO

                            IF NO, please supply one of the following documents: (INDICATE WHICH ONE YOU ARE SUPPLYING.)

                                 [ ]  Articles of Incorporation/Government Issued Business License

                                 [ ]  LLC Operating Agreement

                                 [ ]  Partnership Agreement

                                 [ ]  Government Issued Certificate of Good Standing

ENB-7-05                                                                                                                  XX (xx/0x)
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4                           IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
_________________________________________________________________________________________________________________________________

SECTION 4                   NOTE: Federal law states if you leave someone with special needs any assets over $2,000, they
BENEFICIARY(IES)            may lose eligibility for most government benefits.
                            _____________________________________________________________________________________________________

                            CONTINGENT BENEFICIARIES ONLY

                            [ ]  Check here if you want any and all living and future natural or adopted children of Proposed
                                 Insured #1 to be included as Contingent Beneficiaries. Name any living children as beneficiaries below.
                            _____________________________________________________________________________________________________

                            [ ]  PRIMARY
[ ]  CHECK HERE AND
     DO NOT COMPLETE        Name  FIRST__________________________MIDDLE__________________________LAST_______________________
     IF PRIMARY
     BENEFICIARY IS         Street _________________________________________________________________________________________
     SAME AS TRUST OR
     ENTITY OWNER.          City ___________________________________ State _________________ Zip ___________________________

                            Date of Birth  MONTH______DAY______YEAR__________ SSN/Tax ID  NOT REQUIRED______________________

If there is a court         Relationship to Proposed Insured(s) ____________________________________________________________
appointed legal Guardian
for Beneficiary, provide    Percent of Proceeds _________ (Multiple Beneficiaries will receive an equal percentage of
name and address in         proceeds unless otherwise instructed.)
Additional Information
Section, Page 13.           [ ]  PRIMARY   [ ]  CONTINGENT

                            Name  FIRST_______________________MIDDLE___________________________LAST_________________________

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Date of Birth  MONTH______DAY______YEAR__________ SSN/Tax ID  NOT REQUIRED______________________

                            Relationship to Proposed Insured(s) ____________________________________________________________

                            Percent of Proceeds _________ (Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

                            [ ]  PRIMARY   [ ]  CONTINGENT

                            Name  FIRST__________________________MIDDLE__________________________LAST_______________________

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Date of Birth  MONTH______DAY______YEAR__________ SSN/Tax ID  NOT REQUIRED______________________

                            Relationship to Proposed Insured(s) ____________________________________________________________

                            Percent of Proceeds _________ (Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)
_________________________________________________________________________________________________________________________________

SECTION 5                   Custodian's name  FIRST____________________MIDDLE______________________LAST_____________________
CUSTODIAN
ACTING                      as custodian for  NAME(S) OF MINOR(S)___________________________________________________________
FOR MINOR
BENEFICIARY(IES)            under the  NAME OF STATE____________________________ Uniform Transfers [or Gifts] to Minors Act.

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Relationship to Minor(s) _______________________________________________________________________

ENB-7-05                                                                                                                  XX (xx/0x)
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                            IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.                    5
_________________________________________________________________________________________________________________________________

SECTION 6                   1.   PRODUCT & FACE AMOUNT
INFORMATION
REGARDING                   Product Name ___________________________________________________________________________________
INSURANCE
APPLIED FOR                 Face Amount $ _________________ (COMPLETE PERSONAL FINANCIAL SUPPLEMENT IF $1,000,000 OR MORE.)

                            [ ]  Group Conversion*

                            Optional Benefits and Riders:

                            [ ]  Guaranteed Survivor Plus Purchase Options (GSPO+)*
                                 Option Period(s): COMPLETE FOR FIRST DESIGNATED LIFE________________________  $ ___________

                            [ ]  Guaranteed Survivor Income Benefit (GSIB)

                            [ ]  Term Rider SPECIFY: ________________________________________________________  $ ___________

                            [ ]  Life Guaranteed Purchase Option (LGPO)

                            [ ]  Acceleration of Death Benefit Rider (ADBR)*

                            [ ]  Enricher Options (PAIR/VABR)* SPECIFY: _____________________________________  $ ___________

* Complete these forms,     [ ]  Long Term Care Guaranteed Purchase Option (LTC-GPO)
  if applicable:
  . ADBR                    [ ]  Disability Waiver (DW) SPECIFY: ____________________________________________  $ ___________
  . Enricher/Equity
    Additions               [ ]  Other _____________________________________________________________________________________
  . Group Conversion
  . GSPO+                   Special Requests/Other:
These forms can
be found in                 [ ]  Save Age          [ ]  Specific Policy Date _______________________________________________
the Supplemental
Forms Package.              [ ]  Other _____________________________________________________________________________________

                            ________________________________________________________________________________________________

                            Check here if [ ] alternate OR [ ] additional policy is requested and provide full details below. Include SIGNED & DATED illustration for each policy requested.

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            2.   ADDITIONAL INFORMATION FOR WHOLE LIFE PRODUCTS

                            Do you request automatic payment of premium in default by Policy Loan
                            (FOR TRADITIONAL PLANS), if available?                                         [ ] YES  [ ] NO

                            Dividend Options:

                            [ ]  Paid-up Additions    [ ]  VAI Equity Additions*   [ ]  Premium Reduction

                            [ ]  Cash                 [ ]  Accumulations/DWI

                            [ ]  Other _____________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            3.   ADDITIONAL INFORMATION FOR UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS

For Variable Life, also     Planned Premium Amount: Year 1 $ _____________________ Excess/Lump Sum $ _______________________
complete Variable
Life Supplement.            Duration of premium payments ___________________________________________________________________

                            Planned annual unscheduled payment (IF APPLICABLE): $ __________________________________________

                            Renewal Premium (IF APPLICABLE): $ _____________________________________________________________

                            Death Benefit Option/Contract Type _____________________________________________________________

                            Definition of Life Insurance Test: [ ]  Guideline Premium Test [ ]  Cash Value Accumulation Test
                            (IF AVAILABLE UNDER POLICY APPLIED FOR)

                            Guaranteed to age: (VUL ONLY) [ ]  65 [ ]  75 [ ]  85 [ ]  5 years [ ]  Other __________________

                            _____________________________________________________________________________________________________

                            4.   ADDITIONAL INFORMATION FOR QUALIFIED PLANS

                            Qualified/Non-Qualified Plan number  EGN/PENSION NUMBER____________________

ENB-7-05                                                                                                                  XX (xx/0x)
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6                           IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
_________________________________________________________________________________________________________________________________

SECTION 7                   1.   PAYMENT MODE (CHECK ONE.)
PAYMENT
INFORMATION                 DIRECT BILL:        [ ]  Annual  [ ]  Semi-Annual  [ ]  Quarterly

                            ELECTRONIC PAYMENT: [ ]  Monthly

If MONTHLY ELECTRONIC       SPECIAL ACCOUNT:    [ ]  Government Allotment      [ ]  Salary Deduction
PAYMENT is chosen,
complete Electronic         Additional Details:
Payment Account
Agreement.                  ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            2.   SOURCE OF CURRENT AND FUTURE PAYMENTS (CHECK ALL THAT APPLY.)

                            [ ]  Earned Income  [ ]  Mutual Fund/Brokerage Account  [ ]  Money Market Fund  [ ]  Savings

                            [ ]  Use of Values in another Life Insurance/Annuity Contract  [ ]  Certificate of Deposit

                            [ ]  Loans  [ ]  Other _________________________________________________________________________

                            _____________________________________________________________________________________________________

NOTE:                       3.   PAYMENT
It is Company Policy to
not accept cash, traveler's Amount collected with application $ ____________________________________________________________
checks, or money orders     (MUST EQUAL AT LEAST ONE MONTHLY PREMIUM.)
as a form of payment for
Variable Life Products.     Premium Payor:

                            [ ]  Proposed Insured #1  [ ]  Proposed Insured #2  [ ]  Primary Owner

                            [ ]  Other

                                 Name ______________________________________________________________________________________

                                 Relationship to Proposed Insured(s) and Owner _____________________________________________

                                 Reason this person is the Payor ___________________________________________________________

                            _____________________________________________________________________________________________________

                            4.   BILLING ADDRESS INFORMATION

                            [ ]  Proposed Insured #1 Address  [ ]  Proposed Insured #2 Address

                            [ ]  Primary Owner's Address

                            [ ]  Other Premium Payor's/Alternate Billing Address (PROVIDE DETAILS HERE.)

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip____________________________

                            [ ]  Special Arrangements

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

E-MAIL                      Proposed Insured #1 ____________________________________________________________________________
ADDRESSES
(OPTIONAL)                  Proposed Insured #2 ____________________________________________________________________________

                            Primary Owner __________________________________________________________________________________

                            Joint/Contingent Owner _________________________________________________________________________

ENB-7-05                                                                                                                  XX (xx/0x)
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                            IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.                    7
_________________________________________________________________________________________________________________________________

SECTION 8                   The following questions are to be answered for ALL persons to be insured, including those covered by
GENERAL RISK                any riders applied for.
QUESTIONS
                            _____________________________________________________________________________________________________

                            1.   Within the past three years has ANY person to be insured
                                 flown in a plane other than as a passenger on a scheduled
                                 airline or have plans for such activity within the next year?             [ ] YES  [ ] NO

                            IF YES, complete a separate Aviation Supplement for each
                                 applicable Proposed Insured.
                            _____________________________________________________________________________________________________

                            2.   Within the past three years has ANY person to be
                                 insured participated in or intend to participate
                                 in ANY of the following:
                                 Underwater sports - (SCUBA diving, skin diving, or similar activities);
                                 Sky sports - (skydiving, hang gliding, parachuting, ballooning or similar activities);
If you need more                 Racing sports - (motorcycle, auto, motor boat or similar
space, please                     activities);
use the Additional               Rock or mountain climbing or similar activities;
Information Section,             Bungee jumping or similar activities?                                     [ ] YES  [ ] NO
Page 13.
                            IF YES, complete a separate Avocation Supplement for each
                                 applicable Proposed Insured.
                            _____________________________________________________________________________________________________

                            3.   Within the PAST TWO YEARS has ANY person to be insured
                                 TRAVELED or RESIDED outside the U.S. or Canada?                           [ ] YES  [ ] NO

                            IF YES, for each occurence, please provide Proposed
                                 Insured, duration, country and purpose.
                                 ___________________________________________________________________________________________

                                 ___________________________________________________________________________________________

                                 ___________________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            4.   Within the NEXT TWO YEARS does ANY person to be insured
                                 INTEND TO TRAVEL or RESIDE outside the U.S. or Canada?                    [ ] YES  [ ] NO

                            IF YES, for each occurence, please provide Proposed
                                 Insured, duration, country and purpose.

                                 ___________________________________________________________________________________________

                                 ___________________________________________________________________________________________

                                 ___________________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            5.   CITIZENSHIP/RESIDENCY

                                 A.   Are all persons to be insured U.S. Citizens?                         [ ] YES  [ ] NO

                            IF NO, please provide details:

                            Proposed Insured(s) ________________________________ Country of Citizenship ____________________

                            Visa Type/ID _______________________________________ Visa Number _______________________________

                            Expiration Date ____________________________________ Length of Time in U.S. ____________________

                            [ ]  Check here if currently applying for a Social Security number.

                                 B.   Are all persons to be insured permanent residents of the
                                      United States?                                                       [ ] YES  [ ] NO

                            IF NO, please provide details:

                            Proposed Insured(s) ____________________________________________________________________________

                            Country of Residence ___________________________________________________________________________

ENB-7-05                                                                                                                  XX (xx/0x)
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8                           IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
_________________________________________________________________________________________________________________________________

SECTION 8                   The following questions are to be answered for ALL persons to be insured, including those covered by
GENERAL RISK                any riders applied for.
QUESTIONS                   _____________________________________________________________________________________________________
(CONTINUED)
                            6.   In the last five years, has ANY person to be insured used tobacco products (e.g., cigarettes; cigars; pipes; smokeless tobacco;
                                 chew; etc.) or nicotine substitutes (e.g., patch, gum)?                   [ ] YES  [ ] NO

                            IF YES, please provide details:

                            Proposed Insured(s) ______________________________ Date Last Used ______________________________

                            Type ___________________________________________________________________________________________

                            Amount/Frequency _______________________________________________________________________________

                            _____________________________________________________________________________________________________

                            7.   Has ANY person to be insured: EVER had a driver's license suspended or
If you need more                 revoked; EVER been convicted of DUI or DWI; or had, in the last five
space, please use the            years, any moving violations?                                             [ ] YES  [ ] NO
Additional Information
Section, Page 13.           IF YES, please provide Proposed Insured, date and violation.

                            Proposed Insured(s) ____________________________________________________________________________

                            Details: _______________________________________________________________________________________

                            ________________________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            8.   Has any person to be insured EVER had an application for life, disability income or health insurance declined, postponed, rated or modified or required
                                 an extra premium?                                                         [ ] YES  [ ] NO

                            IF YES, please provide details:

                            Proposed Insured(s) ____________________________________________________________________________

                            Details: _______________________________________________________________________________________

                            ________________________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            9.   Are all persons to be insured: actively at work; or a homemaker performing regular household duties; or a student attending school
                                 regularly?                                                                [ ] YES  [ ] NO

                            IF NO, please provide details:

                            Proposed Insured(s) ____________________________________________________________________________

                            Details: _______________________________________________________________________________________

                            _____________________________________________________________________________________________________

Please answer these         10.  LONG TERM CARE GUARANTEED PURCHASE OPTION RIDER
questions ONLY IF
REQUESTING THE              A.   Does any person to be insured under this rider currently use any
LONG TERM CARE                   mechanical equipment such as: a walker; a wheelchair; long leg braces; or
GUARANTEED PURCHASE              crutches?                                                                 [ ] YES  [ ] NO
OPTION RIDER.
                            IF YES, please note which and the reason.

                            ________________________________________________________________________________________________

                            Proposed Insured(s) ____________________________________________________________________________

                            B.   Does any person to be insured under this rider need any assistance or supervision with any of the following activities: bathing; dressing;
                                 walking; moving in/out of a chair or bed; toileting; continence; or taking
                                 medication?                                                               [ ] YES  [ ] NO

                            Proposed Insured(s) ____________________________________________________________________________

ENB-7-05                                                                                                                  XX (xx/0x)
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PART II                     IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.                    9
_________________________________________________________________________________________________________________________________

SECTION 1                   1.   PHYSICIAN
PHYSICIAN                   Please provide name of doctor, practitioner, or health care facility who can provide the most
INFORMATION                 complete and up to date information concerning the present health of the Proposed Insured(s).

                            PHYSICIAN INFORMATION FOR PROPOSED INSURED #1

                            [ ]  Check here if no doctor, practitioner or health care facility is known.

PLEASE NOTE:                Physician Name _____________________________________ Phone Number (___)_________________________
If FULL PARAMEDICAL
exam is required,           Name of Practice/Clinic ____________________________ Fax Number (___)___________________________
completion of Medical
questions is OPTIONAL       Street _________________________________________________________________________________________
but will expedite your
application.                City ___________________________________ State _________________ Zip ___________________________

                            Date Last Consulted  MONTH______DAY_____YEAR________ Reason ____________________________________

                            Findings, treatment given, Medication prescribed. If None, check here [ ].

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            PHYSICIAN INFORMATION       [ ]  PROPOSED INSURED #1        [ ]  PROPOSED INSURED #2

                            [ ]  Check here if no doctor, practitioner or health care facility is known.

                            Physician Name _____________________________________ Phone Number (___)_________________________

                            Name of Practice/Clinic ____________________________ Fax Number (___)___________________________

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Date Last Consulted  MONTH______DAY_____YEAR________ Reason ____________________________________

                            Findings, treatment given, medication prescribed. If None, check here [ ].

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            1.   HEIGHT/WEIGHT
SECTION 2
MEDICAL                     Proposed Insured #1      Height ____________________________ Weight ____________________________
QUESTIONS
                            Proposed Insured #2      Height ____________________________ Weight ____________________________

                            Has any Proposed Insured experienced a change in weight
                            (greater than 10 pounds) in the past 12 months?                                [ ] YES  [ ] NO

                            IF YES, specify:
                            Proposed Insured #1      Pounds lost ____________________ Pounds gained ________________________

                            Proposed Insured #2      Pounds lost ____________________ Pounds gained ________________________

                            Reason _________________________________________________________________________________________

ENB-7-05                                                                                                                  XX (xx/0x)
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10                          IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
_________________________________________________________________________________________________________________________________

SECTION 2                   2.   Has a parent (P) or sibling (S) of any person to be insured ever had: heart
MEDICAL                          disease; coronary artery disease; high blood pressure; diabetes; or mental
QUESTIONS                        illness?                                                                  [ ] YES  [ ] NO
(CONTINUED)

                            IF YES, indicate below:
                            ____________________________________________________________________________________
PLEASE NOTE:                                                                                STATE OF HEALTH,
If FULL PARAMEDICAL             PROPOSED           RELATIONSHIP TO      AGE IF    AGE AT   SPECIFIC CONDITIONS,
exam is required,            INSURED (#1, #2)      PROPOSED INSURED     LIVING    DEATH      CAUSE OF DEATH
completion of Medical       ____________________________________________________________________________________
questions is OPTIONAL                              [ ]  P   [ ]  S
but will expedite your      ____________________________________________________________________________________
application.                                       [ ]  P   [ ]  S
                            ____________________________________________________________________________________
                                                   [ ]  P   [ ]  S
                            ____________________________________________________________________________________
                                                   [ ]  P   [ ]  S
                            ____________________________________________________________________________________

                            3.   Has ANY person to be insured EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had:

                                                                                                           OTHER
                                                                                PROPOSED     PROPOSED     PROPOSED
                                                                               INSURED #1   INSURED #2    INSURED
                                                                                YES  NO      YES  NO      YES  NO
                            A.   High blood pressure; chest pain;  heart
                                 attack; or  any other disease or disorder
                                 of the heart or circulatory system?            [ ]  [ ]     [ ]  [ ]     [ ]  [ ]

                            B.   Asthma; bronchitis; emphysema; sleep apnea;
                                 shortness of breath; or any other disease or
                                 disorder of the lungs or respiratory system?   [ ]  [ ]     [ ]  [ ]     [ ]  [ ]

                            C.   Seizures; stroke; paralysis; Alzheimer's
                                 disease; multiple sclerosis; memory loss;
                                 Parkinson's disease; progressive neurological
                                 disorder; headaches; or any other disease
                                 or disorder of the brain or nervous system?    [ ]  [ ]     [ ]  [ ]     [ ]  [ ]

_________________________________________________________________________________________________________________________________

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

    QUESTION            PROPOSED INSURED          NAME OF PHYSICIAN                  DATE/DURATION          DIAGNOSIS/SEVERITY
     NUMBER                   NAME           ADDRESS IF NOT ALREADY PROVIDED           OF ILLNESS          MEDICATIONS/TREATMENT
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

ENB-7-05                                                                                                                  XX (xx/0x)
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                            IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.                   11
_________________________________________________________________________________________________________________________________

SECTION 2                   3.   Has ANY person to be insured EVER received treatment, attention, or advice from any physician,
MEDICAL                          practitioner or health facility for, or been told by any physician, practitioner or
QUESTIONS                        health facility that he/she had:
(CONTINUED)
                                                                                                           OTHER
                                                                                PROPOSED     PROPOSED     PROPOSED
                                                                               INSURED #1   INSURED #2    INSURED
                                                                                YES   NO     YES   NO     YES   NO

PLEASE NOTE:                D.   Ulcers; colitis; hepatitis; cirrhosis; or any
If FULL PARAMEDICAL              other disease or disorder of the liver;
exam is required,                gallbladder; stomach; or intestines?           [ ]  [ ]     [ ]  [ ]     [ ]  [ ]
completion of Medical
questions is OPTIONAL       E.   Any disease or disorder of: the kidney;
but will expedite                bladder; or prostate; or blood, protein
your application.                or pus in the urine?                           [ ]  [ ]     [ ]  [ ]     [ ]  [ ]

                            F.   Diabetes; thyroid disorder; or any other
                                 endocrine problem(s)?                          [ ]  [ ]     [ ]  [ ]     [ ]  [ ]

                            G.   Arthritis; gout; or disorder of the muscles,
                                 bones or joints?                               [ ]  [ ]     [ ]  [ ]     [ ]  [ ]

                            H.   Cancer; tumor; polyp; cyst or any skin
                                 disease or disorder?                           [ ]  [ ]     [ ]  [ ]     [ ]  [ ]

                            I.   Anemia; leukemia; or any other disorder
                                 of the blood or lymph glands?                  [ ]  [ ]     [ ]  [ ]     [ ]  [ ]

                            J.   Depression; stress; anxiety; or any other
                                 psychological or emotional disorder
                                 or symptoms?                                   [ ]  [ ]     [ ]  [ ]     [ ]  [ ]

                            K.   Any disease or disorder of the eyes, ears,
                                 nose, or throat?                               [ ]  [ ]     [ ]  [ ]     [ ]  [ ]
____________________________________________________________________________________________________________________________

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.
    QUESTION            PROPOSED INSURED            NAME OF PHYSICIAN                DATE/DURATION OF       DIAGNOSIS/SEVERITY
     NUMBER                    NAME          ADDRESS IF NOT ALREADY PROVIDED             ILLNESS           MEDICATIONS/TREATMENT
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

ENB-7-05                                                                                                                  XX (xx/0x)
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12                          IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
_________________________________________________________________________________________________________________________________

SECTION 2                   4.   Has ANY person to be insured:
MEDICAL                                                                          PROPOSED       PROPOSED        OTHER
QUESTIONS                                                                       INSURED #1     INSURED #2      PROPOSED
(CONTINUED)                                                                                                    INSURED

                                                                                 YES   NO       YES   NO       YES   NO
                            A.   Currently, or within the past six months,
                                 been under observation or received treatment
                                 or taken any medication? (Including
                                 over-the-counter medications, vitamins,
                                 herbal supplements, etc.)                       [ ]  [ ]       [ ]  [ ]       [ ]  [ ]

                            B.   For the next six months, scheduled any
                                 doctor's visits, medical care, or surgery?      [ ]  [ ]       [ ]  [ ]       [ ]  [ ]
PLEASE NOTE:
If FULL PARAMEDICAL         C.   During the past five years, had a: checkup;
exam is required,                electrocardiogram; chest x-ray; or
completion of Medical            medical test?                                   [ ]  [ ]       [ ]  [ ]       [ ]  [ ]
questions is OPTIONAL
but will expedite           D.   During the past five years, had any illness,
your application.                injury or health condition not revealed above;
                                 or have been recommended to have any:
                                 hospitalization; surgery; medical test; or
                                 medication?                                     [ ]  [ ]       [ ]  [ ]       [ ]  [ ]

                            E.   EVER been diagnosed with or treated by a
                                 member of the medical profession for Acquired
                                 Immune Deficiency Syndrome (AIDS)?              [ ]  [ ]       [ ]  [ ]       [ ]  [ ]

                            F.   EVER tested positive for the AIDS Human
                                 Immunodeficiency Virus (HIV) or for antibodies
                                 to the AIDS (HIV) virus?                        [ ]  [ ]       [ ]  [ ]       [ ]  [ ]

                            G.   EVER used heroin, cocaine, barbituates, or
                                 other drugs, except as prescribed by a
                                 physician or other licensed practitioner?       [ ]  [ ]       [ ]  [ ]       [ ]  [ ]

                            H.   EVER received treatment from a physician or
                                 counselor regarding the use of alcohol, or the
                                 use of drugs, except for medicinal purposes;
                                 or received treatment or advice from an
                                 organization that assists those who have
                                 an alcohol or drug problem?                     [ ]  [ ]       [ ]  [ ]       [ ]  [ ]
_________________________________________________________________________________________________________________________________

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

    QUESTION            PROPOSED INSURED           NAME OF PHYSICIAN                 DATE/DURATION OF       DIAGNOSIS/SEVERITY
     NUMBER                   NAME           ADDRESS IF NOT ALREADY PROVIDED             ILLNESS           MEDICATIONS/TREATMENT

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

ENB-7-05                                                                                                                  XX (xx/0x)
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                                                                                                                               13
_________________________________________________________________________________________________________________________________

    ADDITIONAL                                          USE THIS PAGE FOR ANY ADDITIONAL INFORMATION.
   INFORMATION                                              ATTACH A SEPARATE SHEET IF NECESSARY.
_________________________________________________________________________________________________________________________________

  _____________________________________________________________________________________________________________________________

  _____________________________________________________________________________________________________________________________

  _____________________________________________________________________________________________________________________________

  _____________________________________________________________________________________________________________________________

  _____________________________________________________________________________________________________________________________

  _____________________________________________________________________________________________________________________________

  _____________________________________________________________________________________________________________________________

  _____________________________________________________________________________________________________________________________

  _____________________________________________________________________________________________________________________________

  _____________________________________________________________________________________________________________________________


ENB-7-05                                                                                                                  XX (xx/0x)
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14
_________________________________________________________________________________________________________________________________

   CERTIFICATION/
     AGREEMENT/
    DISCLOSURE
_________________________________________________________________________________________________________________________________

CERTIFICATION REGARDING SALES ILLUSTRATION Agent must check the appropriate statement below.

[ ]  Agent certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.

[ ]  An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.

[ ]  An illustration was shown or provided but is DIFFERENT FROM THE POLICY APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ]  NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ]  If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete details below.
_________________________________________________________________________________________________________________________________

     An illustration was displayed on a computer screen. The displayed illustration MATCHES THE POLICY APPLIED FOR but no printed copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

          1.   Gender (as illustrated)               [ ]  M   [ ]  F     [ ]  Unisex        Age ____________________________

          2.   Rating class (e.g. standard, smoker)  [ ]  Preferred      [ ]  Standard     [ ]  Non-smoker       [ ]  Smoker

                                                     [ ]  Other ____________________________________________________________

          3.   Type of policy (e.g. L-98, Whole Life) ______________________________________________________________________

          4.   Initial Death Benefit $ ___________________________ Death Benefit Option ____________________________________

          5.   Guaranteed Minimum Death Benefit   [ ]  age 55     [ ]  age 65     [ ]  age 75    [ ]  age 85    [ ]  5 years

          6.   Dividend Option _____________________________________________________________________________________________

          7.   Riders ________________________________________________________________ $ ___________________________________

                      ________________________________________________________________ $ ___________________________________

                      ________________________________________________________________ $ ___________________________________

_________________________________________________________________________________________________________________________________

FRAUD WARNINGS
ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA
Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.
_________________________________________________________________________________________________________________________________

WASHINGTON D.C., TENNESSEE, VIRGINIA
It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.
_________________________________________________________________________________________________________________________________

AGREEMENT/DISCLOSURE
I HAVE READ THIS APPLICATION FOR LIFE INSURANCE INCLUDING ANY AMENDMENTS AND SUPPLEMENTS AND TO THE BEST OF MY KNOWLEDGE AND
BELIEF, ALL STATEMENTS ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

..    My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.
..    This application and any: amendment(s); paramedical/medical exam; and supplement(s) to this application, will be attached to and become part of the new policy.
..    No information will be deemed to have been given to the Company unless it is stated in this application and paramedical/medical exam, and any supplement(s).
..    Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance;
     (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.
..    Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if:
     (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.

ENB-7-05                                                                                                                  XX (xx/0x)
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                                                                                                                               15
_________________________________________________________________________________________________________________________________

   CERTIFICATION/   (CONTINUED)
     AGREEMENT/
    DISCLOSURE
_________________________________________________________________________________________________________________________________

..    I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.
..    IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED IN SECTION 2, QUESTION 2 OF THIS APPLICATION.
..    I HAVE RECEIVED THE COMPANY'S CONSUMER PRIVACY NOTICE AND, AS REQUIRED, THE LIFE INSURANCE BUYER'S GUIDE.
..    IF I WAS REQUIRED TO SIGN AN HIV INFORMED CONSENT AUTHORIZATION, I HAVE RECEIVED A COPY OF THAT AUTHORIZATION.
_________________________________________________________________________________________________________________________________

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION
Under penalties of perjury, I, the Owner, certify that:
     The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

(a)  I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR
(b)  the IRS has notified me that I am not subject to backup withholding. (IF YOU HAVE BEEN NOTIFIED BY THE IRS
     THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN,
     YOU MUST CROSS OUT AND INITIAL THIS ITEM.)
I am a U.S. citizen or a U.S. resident alien for tax purposes.
     (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE
     FORM W-8BEN).

PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
_________________________________________________________________________________________________________________________________

SIGNATURES:

If not witnessing           Signed at City, State _________________________________________ Date ___________________________
all signatures,
Witness should              PROPOSED INSURED #1 ____________________________________________________________________________
sign next to the            (age 15 or over)
signature being
witnessed.                  Signed at City, State _________________________________________ Date ___________________________

                            PROPOSED INSURED #2 ____________________________________________________________________________
                            (age 15 or over)

                            Signed at City, State _________________________________________ Date ___________________________

                            OWNER __________________________________________________________________________________________
                            (If other than Proposed Insured)
                            (If age 15 or over) If the Owner is a firm or corporation, include Officer's title with signature.

                            Signed at City, State _________________________________________ Date ___________________________

                            PARENT OR GUARDIAN _____________________________________________________________________________
                            (If Owner or Proposed Insured(s) is/are under 18, sign here if not signed above.)

                            Signed at City, State _________________________________________ Date ___________________________

                            WITNESS TO SIGNATURES __________________________________________________________________________
                            (Licensed Agent/Producer)

                            PLEASE PRINT AGENT/PRODUCER NAME _______________________________________________________________

ENB-7-05                                                                                                                  XX (xx/0x)
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                            CHECK THE APPROPRIATE COMPANY.
_________________________________________________________________________________________________________________________________

                            PROPOSED INSURED: ______________________________________________________________________________
   ADDITIONAL
     OWNERS                 [ ]  METROPOLITAN LIFE INSURANCE COMPANY            [ ]  METLIFE INVESTORS USA INSURANCE COMPANY

                            [ ]  NEW ENGLAND LIFE INSURANCE COMPANY             [ ]  GENERAL AMERICAN LIFE INSURANCE COMPANY

                            [ ]  METLIFE INVESTORS INSURANCE COMPANY            [ ]  METROPOLITAN TOWER LIFE INSURANCE COMPANY

                                                THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY".
                                This supplement will be attached to and become part of the application with which it is used.
_________________________________________________________________________________________________________________________________

SECTION 1
JOINT OR                    IDENTITY OF JOINT OR CONTINGENT OWNER (if applicable)
CONTINGENT
OWNER                           TYPE:        [ ]  Joint         [ ]  Contingent

                                IDENTITY:    [ ]  Proposed Insured #1 COMPLETE QUESTION 1 ONLY.

                                             [ ]  Proposed Insured #2 COMPLETE QUESTION 1 ONLY.

                                             [ ]  Other Person COMPLETE QUESTIONS 1 AND 2.
                            _____________________________________________________________________________________________________

IF U.S. DRIVER'S            1.   JOINT OR CONTINGENT OWNER IDENTIFICATION
LICENSE ALREADY
PROVIDED, NO FURTHER        [ ]  U.S. Driver's License already provided on page 1 of Application
INFORMATION IS
REQUIRED.                   [ ]  U.S. Driver's License   [ ]  Green Card   [ ]  Passport  [ ]  Other GOVERNMENT ISSUED______

                            Issuer of ID ______________________________________ ID Issue Date ______________________________

                            ID Reference Number _______________________________ ID Expiration Date _________________________

                            _____________________________________________________________________________________________________

                            2.   JOINT OR CONTINGENT OWNER OTHER THAN PROPOSED INSURED(S)

NOTE:                       Name  FIRST_________________________MIDDLE_______________________LAST___________________________
P.O. Box numbers
CANNOT be accepted          Street _________________________________________________________________________________________
for street addresses
                            City ___________________________________ State _________________ Zip ___________________________

                            Phone Number (___)______________________________________________________________________________

                            Citizenship _______________________________ Country of Permanent Residence _____________________

                            Date of Birth  MONTH________________DAY________YEAR______ SSN/Tax ID ___________________________

                            Relationship to Proposed Insured(s) ____________________________________________________________

                            Employer's Name ________________________________________________________________________________

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Position/Title/Duties _________________________________ Length of Employment ___________________

                            _____________________________________________________________________________________________________

SECTION 2                   Custodian's name  FIRST______________________MIDDLE______________________LAST___________________
CUSTODIAN
ACTING ON                   as custodian for NAME(S) OF MINOR(S) ___________________________________________________________
BEHALF OF
OWNER                       under the NAME OF STATE_____________________________ Uniform Transfers [or Gifts] to Minors Act.

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Relationship to Minor(s) _______________________________________________________________________

                            [ ]  U.S. Driver's License   [ ]  Green Card   [ ]  Passport   [ ]  Other  GOVERNMENT ISSUED____

                            Issuer of ID _______________________________________ ID Issue Date _____________________________

                            ID Reference Number ________________________________ ID Expiration Date ________________________

EOWN-32-05                                                                                                                XX (xx/0x)
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_________________________________________________________________________________________________________________________________

                            PROPOSED INSURED: ___________________________________________________________________________________

    TEMPORARY               [ ]  METROPOLITAN LIFE INSURANCE COMPANY            [ ]  METLIFE INVESTORS INSURANCE COMPANY
    INSURANCE
   AGREEMENT &              [ ]  NEW ENGLAND LIFE INSURANCE COMPANY             [ ]  GENERAL AMERICAN LIFE INSURANCE COMPANY
     RECEIPT
                                                    [ ] METLIFE INVESTORS USA INSURANCE COMPANY

                                             THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY".
_________________________________________________________________________________________________________________________________

                            WHAT DOES TEMPORARY INSURANCE PROVIDE?
                            For those eligible, Temporary Insurance provides for the payment of a death benefit, upon receipt of proof of death of the Proposed Insured(s). The Temporary Insurance death benefit will be for the amount of insurance and for the amount of any riders applied for on the life of the deceased
PLEASE READ BOTH            Proposed Insured(s) identified on the application and the application supplement(s) completed in
SIDES OF THIS RECEIPT       conjunction with and bearing the date of this Receipt. The total amount of death benefit under
CAREFULLY. IT INCLUDES      this Receipt and all other receipts issued by all the companies listed above will not be more
IMPORTANT INFORMATION       than $1,000,000 for any Proposed Insured(s) (a total of $2,000,000 for survivorship life policies).*
REGARDING TEMPORARY         However, there will be no death benefit provided if death is by suicide. The death benefit will be
INSURANCE AND               paid to the person who would have received payment under the policy, had it been issued.
LIMITATIONS THEREUNDER.

                            Temporary Insurance also provides that, if the health of the Proposed Insured(s) changes while
                            Temporary Insurance is in effect, the Company will consider the health of the Proposed Insured(s)
                            as of the date Temporary Insurance began in deciding whether to issue the policy applied for.
                            If the Proposed Insured(s) should have a material change while Temporary Insurance is in effect, the total amount of insurance which may be issued under this Receipt will not be more than $1,000,000 (a total of $2,000,000 for survivorship life policies).*

                            If the application and the application supplement(s) completed in conjunction with and bearing the date of this Receipt (the "Application") includes a request for a rider or benefit that waives premiums upon the death or disability of the Applicant of the policy applied for (the "Applicant"), it will be included in the policy issued on the life of the Proposed Insured(s) if the Applicant dies:

                                1.  Other than by suicide;
                                2.  Before the rider or benefit is declined by the Company; and
                                3.  While Temporary Insurance is in effect on the life of the Proposed Insured(s).

                            Premiums under the policy will be waived by reason of the Applicant's death as provided by the rider or benefit applied for.
                            _____________________________________________________________________________________________________

                            WHO IS ELIGIBLE FOR TEMPORARY INSURANCE?
                            The Proposed Insured(s) under the policy applied for is/are eligible for Temporary Insurance, as long as EACH of the following are true:

                                1.   The Application, its supplement(s) and paramedical/medical exam; do not include any material misrepresentation; AND
                                2.   The Proposed Insured(s) has/have never received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus (HIV); Acquired Immune Deficiency Syndrome
                                     (AIDS); coronary artery disease; stroke; alcohol abuse; drug abuse; AND
                                3.   The Proposed Insured(s) is/are at least 14 days old.
                            _____________________________________________________________________________________________________

                            WHEN DOES TEMPORARY INSURANCE START?
                            Coverage starts on the later of: the date of this Receipt; or (if required at the time the
*Should there be more than  Application is completed by the Company's underwriting rules) the date of any medical examination one application or receipt  of the Proposed Insured(s) if one of the following is provided on the date of the Application:
for any person to be
insured, the share for each     1.   Payment of one month's premium for the policy applied for; or
application will be in the      2.   Properly completed MetLife salary deduction plan form(s); or
ratio that the amount           3.   Properly completed government allotment form(s); or
applied for on that             4.   If the life insurance applied for with the Application is to be part of a Qualified Plan
application bears to the             under the employee Retirement Income Security Act of 1974 "ERISA" (e.g.: a Pension
total amount of insurance            Plan; Profit Sharing Plan; or a 401K Plan) and the proposed owner is the trustee of the
applied for under all                Qualified Plan: (1) the Commission Disclosure forms supplied to the proposed owner;
such applications.                   and (2) the employer group number (EGN) for the plan: has been assigned by the
                                     Company; and is entered in the appropriate space on the Application.

ETIA-8-05
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_________________________________________________________________________________________________________________________________

    TEMPORARY               PAGE 2
    INSURANCE               (CONTINUED)
   AGREEMENT &              If the Company does not receive the full amount of any: check; draft; or money order, it will
     RECEIPT                not constitute payment and Temporary Insurance will not be in effect.

                            However, Temporary Insurance will be in effect, if it has not already ended under the terms of this Receipt, if a Proposed Insured dies: from an accident; within 30 days from the date of this
                            Receipt; before the required medical exam described above is completed; and one of the above 4 items was received prior to or on the date of the Application.
                            _____________________________________________________________________________________________________

                            WHEN DOES TEMPORARY INSURANCE END?
                            Temporary Insurance on any person will end on the earliest of the following:

                                1.   When coverage under a policy issued by the Company as a result of the Application takes effect.
                                2.   When a policy issued by the Company as a result of the Application is not accepted.
                                3.   When the Company offers to refund any payment received under this Receipt.
                                4.   The date the Proposed Insured(s) or the Applicant learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance;
                                     or five days from the date that the Company mails to the Proposed Insured(s) or the
                                     Applicant, at the address on the Application, a notice that the Application has been declined or the Company has decided to terminate the Temporary Insurance.
                                5.   If the Application is for a Qualified Plan under ERISA, the Proposed Owner learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the
                                     Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined.
                                6.   One hundred and twenty (120) days from the date of this Receipt.

                            If no policy takes effect, any payment received will be refunded when Temporary Insurance ends.
_________________________________________________________________________________________________________________________________

ALL Premium Checks          LIMITATIONS ON AUTHORITY
must be made payable to     No one but the President, the Secretary or a Vice-President of the Company may change or waive the
the Company.                terms of this Receipt.

                            Receipt of: (check one) [ ]  $ ______________________________________

DO NOT: MAKE CHECK                                  [ ]  MetLife salary deduction plan form(s)
PAYABLE TO THE AGENT;
OR LEAVE THE                                        [ ]  Government allotment form(s)
PAYEE BLANK.
                                                    [ ]  Qualified Plan form(s)

                            is acknowledged in connection with the Application made on this date in which the

                            Proposed Insured(s) is (are): __________________________________________________________________

                            and the plan of insurance is: _____________________________________ from _______________________
                                                                                                              (Company)

                            Receipt Date: __________________________________________________________________________________

                            Title: _________________________________________________________________________________________

                            Sales Office: __________________________________________________________________________________

                            Agent/Producer signature: ______________________________________________________________________

                            METROPOLITAN LIFE INSURANCE         NEW ENGLAND LIFE INSURANCE          GENERAL AMERICAN LIFE
                             COMPANY                             COMPANY                              INSURANCE COMPANY
                            New York, NY 10166                  Boston, MA 02116                    St. Louis, MO 63128

                            /s/ Gwenn L. Carr                   /s/ James D. Gaughan                /s/ James D. Gaughan
                            Gwenn L. Carr, Vice-President       James D. Gaughan, Secretary         James D. Gaughan, Secretary
                             and Secretary

                                     METLIFE INVESTORS USA INSURANCE COMPANY            METLIFE INVESTORS INSURANCE COMPANY
                                     Wilmington, DE 19899                               St. Louis, MO 63128

                                     /s/ Richard C. Pearson                             /s/ Richard C. Pearson
                                     Richard C. Pearson,                                Richard C. Pearson,
                                     Executive Vice-President                           Executive Vice-President
                            _____________________________________________________________________________________________________

                            Note: If you have not heard from the Company within 120 days from the date of this Receipt, please contact the Company's representative.

ETIA-8-05
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PART I                      CHECK THE APPROPRIATE COMPANY.                 OFFICE USE ONLY:                                     1
_________________________________________________________________________________________________________________________________

   TELE-UNDERWRITING        [ ]  METROPOLITAN LIFE INSURANCE COMPANY            [ ]  METLIFE INVESTORS INSURANCE COMPANY
    APPLICATION FOR              200 Park Avenue, New York, NY 10166                 13045 Tesson Ferry Road, St. Louis, MO 63128
    LIFE INSURANCE
                            [ ]  NEW ENGLAND LIFE INSURANCE COMPANY             [ ]  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 501 Boylston Street, Boston, MA 02116-3700          13045 Tesson Ferry Road, St. Louis, MO 63128

                                           [ ] METLIFE INVESTORS USA INSURANCE COMPANY
                                               222 Delaware Avenue, Suite 900, PO Box 25130, Wilmington, DE 19899

                                    THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY".
_________________________________________________________________________________________________________________________________

SECTION 1                   1.   PROPOSED INSURED #1
PROPOSED
INSURED(S)                  Name  FIRST_______________________MIDDLE___________________________LAST_________________________

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            SSN/Tax ID _____________________________________________________________________________________

NOTE:                       Home Phone Number (___)__________________ Best TIME (2 hour period)     FROM ___________________
P.O. Box numbers                                                      to call:
CANNOT be accepted          Work Phone Number (___)__________________ [ ]  Daytime  [ ] Evening     TO _____________________
for street addresses.
                            Cell Phone Number (___)__________________ Best NUMBER to call : [ ]  Home   [ ]  Work   [ ] Cell

                            Language Preference for Telephone Interview ____________________________________________________

                            Driver's License Number  ___________________________________ State  ____________________________

                            License Issue Date ___________________________ License Expiration Date _________________________

                            Marital Status   [ ]  Single    [ ]  Married    [ ]  Separated     [ ]  Divorced    [ ]  Widowed

                            Date of Birth  MONTH______DAY______YEAR___________ State/Country of Birth ______________________

                            Sex     [ ]  Male     [ ]  Female
                            _____________________________________________________________________________________________________

                            2.   PROPOSED INSURED #2
                                 Life 2, Spouse, Designated Life, Person to be covered under Applicant's Waiver of Premium
                                 Benefit

                            Relationship to Proposed Insured #1 ____________________________________________________________

                            Name  FIRST_______________________MIDDLE___________________________LAST_________________________

                            Street _________________________________________________________________________________________

IF ADDRESS IS SAME          City ___________________________________ State _________________ Zip ___________________________
AS PROPOSED_
INSURED #1, WRITE           SSN/Tax ID _____________________________________________________________________________________
"SAME".
                            Home Phone Number (___)__________________ Best TIME (2 hour period)     FROM ___________________
                                                                      to call :
ADDITIONAL                  Work Phone Number (___)__________________ [ ]  Daytime  [ ]  Evening    TO _____________________
INSUREDS:
See Supplemental            Cell Phone Number (___)__________________ Best NUMBER to call : [ ]  Home   [ ]  Work  [ ]  Cell
Forms Package.
                            Language Preference for Telephone Interview ____________________________________________________

                            Driver's License Number  ___________________________________ State  ____________________________

                            License Issue Date ___________________________ License Expiration Date _________________________

                            Marital Status   [ ]  Single    [ ]  Married    [ ]  Separated     [ ]  Divorced    [ ]  Widowed

                            Date of Birth  MONTH______DAY______YEAR___________ State/Country of Birth ______________________

                            Sex    [ ] Male    [ ] Female

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2                           If more space is needed, please use the Additional Information Section, Page 8.
_________________________________________________________________________________________________________________________________

SECTION 2                   1.   EXISTING OR APPLIED FOR INSURANCE
EXISTING OR                 A.   Do any of the Proposed Insureds or Owners have any existing or applied
APPLIED FOR                      for life insurance (L) or annuity (A) contracts with this or any other
INSURANCE                        company?

                                 PROPOSED INSURED  [ ] YES  [ ] NO   OWNER  [ ] YES  [ ] NO
IF YES -
Some states require         IF YES, provide details on PROPOSED INSURED ONLY:
the completion of an
additional form. See        PROPOSED
instructions on the         INSURED                           TYPE       AMOUNT      YEAR OF     ACCIDENTAL     EXISTING OR
cover of the Replacement    (#1, #2, OTHER)      COMPANY     (L, A)   OF INSURANCE    ISSUE     DEATH AMOUNT    APPLIED FOR
Forms Package.              ________________________________________________________________________________________________
                                                                                                                  [ ]  E
                                                                                                                  [ ]  A
                            ________________________________________________________________________________________________
                                                                                                                  [ ]  E
                                                                                                                  [ ]  A
                            ________________________________________________________________________________________________
                                                                                                                  [ ]  E
                                                                                                                  [ ]  A
                            ________________________________________________________________________________________________
                                                                                                                  [ ]  E
                                                                                                                  [ ]  A
                            ________________________________________________________________________________________________
                                                                                                                  [ ]  E
                                                                                                                  [ ]  A
                            ________________________________________________________________________________________________


                            B.   Do any of the Proposed Insureds have any application for disability insurance (D) or critical illness insurance (C) or long term care insurance (LTC) applied for or planned with THIS Company or
                                 its affiliates?                                                           [ ] YES  [ ] NO

                            IF YES, provide:     Proposed Insured(#1, #2, other) ______________ Type (D,C,LTC) _____________

                            _____________________________________________________________________________________________________

                            2.   REPLACEMENT

                            A.   In connection with this application, has there been, or will there be with this or any other company any: surrender transaction; loan;
                                 withdrawal; lapse; reduction or redirection of premium/consideration; or
                                 change transaction (except conversions) involving an annuity or other
                                 life insurance?                                                           [ ] YES  [ ] NO

                            IF YES, complete Replacement Questionnaire and Disclosure AND any other state required replacement forms.

Applicable replacement      B.   Is this an exchange under Internal Revenue code section 1035?             [ ] YES  [ ] NO
and 1035 exchange
forms can be found in       IF YES, complete the 1035 Exchange Authorization FOR
Replacement                      EACH AFFECTED POLICY.
Forms Package.

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                            If more space is needed, please use the Additional Information Section, Page 8.                     3
_________________________________________________________________________________________________________________________________

SECTION 3                   IDENTITY OF PRIMARY OWNER (Check one)
OWNER
                            [ ]  Proposed Insured #1 COMPLETE QUESTION 1 ONLY.

                            [ ]  Proposed Insured #2 COMPLETE QUESTION 1 ONLY.

                            [ ]  Other Person COMPLETE QUESTIONS 1 AND 2.

                            [ ]  Entity COMPLETE QUESTION 3 ONLY.
                            _____________________________________________________________________________________________________

                            1.   OWNER IDENTIFICATION

IF U.S. DRIVER'S            [ ]  U.S. Driver's License already provided on page 1. (Proposed Insured)
LICENSE ALREADY
PROVIDED, NO FURTHER        [ ]  U.S. Driver's License  [ ] Green Card  [ ] Passport  [ ] Other GOVERNMENT ISSUED___________
INFORMATION IS
REQUIRED.                    Issuer of ID _____________________________________________ ID Issue Date ______________________

                             ID Reference Number ______________________________________ ID Expiration Date _________________
                            _____________________________________________________________________________________________________

                            2.   OWNER OTHER THAN PROPOSED INSURED(S)

NOTE:                       Name  FIRST_______________________MIDDLE___________________________LAST_________________________
P.O. Box numbers
CANNOT be accepted          Street _________________________________________________________________________________________
for street addresses.
                            City ___________________________________ State _________________ Zip ___________________________

                            Phone Number (___)______________________________________________________________________________

                            Citizenship _______________________________  Country of Permanent Residence ____________________
IF CUSTODIAN
is acting on behalf of      Date of Birth  MONTH______DAY______YEAR__________ SSN/Tax ID ___________________________________
a minor under UTMA/
UGMA, please complete       Relationship to Proposed Insured(s) ____________________________________________________________
Additional Owner Form
in Supplemental Forms       Employer's Name ________________________________________________________________________________
package.
                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Position/Title/Duties __________________________________ Length of Employment __________________

                            [ ]  Check if you wish ownership to revert to Insured upon Owner and Contingent Owner's death.
                            _____________________________________________________________________________________________________

                            3.   ENTITY/TRUST AS OWNER

                            Entity/Trust Type:    [ ]  C Corporation     [ ]  S Corporation         [ ]  LLC
                                                  [ ]  Partnership       [ ]  Sole Proprietorship   [ ]  Trust

IF TRUST                    Tax ID Number __________________________________ Date of Trust  MONTH______DAY______YEAR________
Complete Trust
Certification form in       Name of Entity/Trust ___________________________________________________________________________
Supplemental Forms
Package.                    Name of Trustee(s) _____________________________________________________________________________

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

IF BUSINESS                 Proposed Insured(s) Relationship to Entity _____________________________________________________
Complete Business
Supplement form in          Nature of Business ________________________________________ Business Phone _____________________
Supplemental Forms
Package.                    Is entity publicly traded?  [ ] YES  [ ] NO

                            IF NO, please supply one of the following documents: (INDICATE WHICH ONE YOU ARE SUPPLYING.)
                                 [ ]  Articles of Incorporation/Government Issued Business License

                                 [ ]  LLC Operating Agreement

                                 [ ]  Partnership Agreement

                                 [ ]  Government Issued Certificate of Good Standing

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4                           If more space is needed, please use the Additional Information Section, Page 8.
_________________________________________________________________________________________________________________________________

SECTION 4                   NOTE: Federal law states if you leave someone with special needs any assets over $2,000, they may
BENEFICIARY(IES)            lose eligibility for most government benefits.
                            _____________________________________________________________________________________________________

                            CONTINGENT BENEFICIARIES ONLY

                            [ ]  Check here if you want any and all living and future natural or adopted children of Proposed
                                 Insured #1 to be included as Contingent Beneficiaries. Name any living children as beneficiaries below.
                            _____________________________________________________________________________________________________

[ ] CHECK HERE AND          [ ]  PRIMARY
DO NOT COMPLETE
IF PRIMARY BENEFICIARY      Name  FIRST_______________________MIDDLE___________________________LAST_________________________
IS SAME AS TRUST OR
ENTITY OWNER.               Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Date of Birth  MONTH______DAY______YEAR__________ SSN/Tax ID  NOT REQUIRED______________________

If there is a court         Relationship to Proposed Insured(s) ____________________________________________________________
appointed legal Guardian
for Beneficiary, provide    Percent of Proceeds ________ (Multiple Beneficiaries will receive an equal percentage of
name and address in         proceeds unless otherwise instructed.)
Additional Information
Section, Page 8.            [ ] PRIMARY  [ ] CONTINGENT

                            Name  FIRST_______________________MIDDLE___________________________LAST_________________________

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Date of Birth  MONTH______DAY______YEAR__________ SSN/Tax ID  NOT REQUIRED______________________

                            Relationship to Proposed Insured(s) ____________________________________________________________

                            Percent of Proceeds ________ (Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

                            [ ]  PRIMARY [ ]  CONTINGENT

                            Name  FIRST_______________________MIDDLE___________________________LAST_________________________

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Date of Birth  MONTH______DAY______YEAR__________ SSN/Tax ID  NOT REQUIRED______________________

                            Relationship to Proposed Insured(s) ____________________________________________________________

                            Percent of Proceeds ________ (Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)
____________________________________________________________________________________________________________________________

SECTION 5                   Custodian's name  FIRST____________________MIDDLE____________________LAST_______________________
CUSTODIAN
ACTING                      as custodian for  NAME(S) OF MINOR(S)___________________________________________________________
FOR MINOR
BENEFICIARY(IES)            under the  NAME OF STATE____________________________ Uniform Transfers [or Gifts] to Minors Act.

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            Relationship to Minor(s) _______________________________________________________________________

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                            If more space is needed, please use the Additional Information Section, Page 8.                      5
_________________________________________________________________________________________________________________________________

SECTION 6                   1.   PRODUCT & FACE AMOUNT
INFORMATION
REGARDING                   Product Name ___________________________________________________________________________________
INSURANCE
APPLIED FOR                 Face Amount $ _______________________ (COMPLETE PERSONAL FINANCIAL SUPPLEMENT IF $1,000,000 OR MORE.)

                            [ ]  Group Conversion*

* Complete these forms,     Optional Benefits and Riders:
  if applicable:            [ ]  Guaranteed Survivor Plus Purchase Options (GSPO+)*
.. ADBR                           Option Period(s): __________COMPLETE FOR FIRST DESIGNATED LIFE__________  $ _______________
.. Enricher/Equity
  Additions                 [ ]  Guaranteed Survivor Income Benefit (GSIB)
.. Group Conversion
.. GSPO+ (if more than       [ ]  Term Rider SPECIFY: _____________________________________________________ $ _______________
one Designated Life)
These forms can be          [ ]  Life Guaranteed Purchase Option (LGPO)
found in the
Supplemental                [ ]  Acceleration of Death Benefit Rider (ADBR)*
Forms Package.
                            [ ]  Enricher Options (PAIR/VABR)* SPECIFY: __________________________________ $ _______________

                            [ ]  Long Term Care Guaranteed Purchase Option (LTC-GPO)

                            [ ]  Disability Waiver (DW) SPECIFY: _________________________________________ $ _______________

                            [ ]  Other  ____________________________________________________________________________________

                            Special Requests/Other:

                            [ ]  Save Age    [ ]  Specific Policy Date _____________________________________________________

                            [ ]  Other _____________________________________________________________________________________

                            ________________________________________________________________________________________________

                            Check here if [ ] alternate OR [ ] additional policy is requested and provide full details below.
                            Include SIGNED & DATED illustration for each policy requested.

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            2.   ADDITIONAL INFORMATION FOR WHOLE LIFE PRODUCTS

                            Do you request automatic payment of premium in default by Policy Loan
                            (FOR TRADITIONAL PLANS), if available?                                         [ ] YES  [ ] NO

                            Dividend Options:

                            [ ]  Paid-up Additions          [ ]  VAI Equity Additions*             [ ]  Premium Reduction

                            [ ]  Cash                       [ ]  Accumulations/DWI

                            [ ]  Other _____________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            3.   ADDITIONAL INFORMATION FOR UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS

For Variable Life, also     Planned Premium Amount: Year 1 $ ___________________     Excess/Lump Sum $ _____________________
complete Variable Life
Supplement.                 Duration of premium payments  __________________________________________________________________

                            Planned annual unscheduled payment (IF APPLICABLE): $ __________________________________________

                            Renewal Premium (IF APPLICABLE): $ _____________________________________________________________

                            Death Benefit Option/Contract Type _____________________________________________________________

                            Definition of Life Insurance Test: [ ]  Guideline Premium Test [ ]  Cash Value Accumulation Test
                            (IF AVAILABLE UNDER POLICY APPLIED FOR)

                            Guaranteed to age: (VUL ONLY) [ ] 65  [ ] 75  [ ] 85  [ ] 5 years  [ ] Other ___________________

                            _____________________________________________________________________________________________________

                            4.   ADDITIONAL INFORMATION FOR QUALIFIED PLANS

                            Qualified/Non-Qualified Plan number  EGN/PENSION NUMBER____________________

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6                           If more space is needed, please use the Additional Information Section, Page 8.
_________________________________________________________________________________________________________________________________

SECTION 7                   1.   PAYMENT MODE (CHECK ONE.)
PAYMENT
INFORMATION                 DIRECT BILL:            [ ]  Annual  [ ]  Semi-Annual  [ ]  Quarterly

                            ELECTRONIC PAYMENT:     [ ]  Monthly

If MONTHLY ELECTRONIC       SPECIAL ACCOUNT:        [ ]  Government Allotment      [ ]  Salary Deduction
PAYMENT is chosen,
complete Electronic         Additional Details:
Payment Account
Agreement.                  ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            2. SOURCE OF CURRENT AND FUTURE PAYMENTS (CHECK ALL THAT APPLY.)

                            [ ]  Earned Income  [ ]  Mutual Fund/Brokerage Account  [ ]  Money Market Fund  [ ]  Savings

                            [ ]  Use of Values in another Life Insurance/Annuity Contract  [ ]  Certificate of Deposit

                            [ ]  Loans          [ ]  Other _________________________________________________________________

                            _____________________________________________________________________________________________________

NOTE:                       3.   PAYMENT
It is Company Policy to
not accept cash, traveler's  Amount collected with application $ ____________________________________________________________
checks, or money orders     (MUST EQUAL AT LEAST ONE MONTHLY PREMIUM.)
as a form of payment for
Variable Life Products.     Premium Payor:
                            [ ]  Proposed Insured #1       [ ]  Proposed Insured #2        [ ]  Primary Owner

                            [ ]  Other

                                 Name ______________________________________________________________________________________

                                 Relationship to Proposed Insured(s) and Owner _____________________________________________

                                 Reason this person is the Payor ___________________________________________________________

                            _____________________________________________________________________________________________________

                            4.   BILLING ADDRESS INFORMATION

                            [ ]  Proposed Insured #1 Address               [ ]  Proposed Insured #2 Address

                            [ ]  Primary Owner's Address

                            [ ]  Other Premium Payor's/Alternate Billing Address (PROVIDE DETAILS HERE.)

                            Street _________________________________________________________________________________________

                            City ___________________________________ State _________________ Zip ___________________________

                            [ ]  Special Arrangements

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

E-MAIL                      Proposed Insured #1 ____________________________________________________________________________
ADDRESSES
(OPTIONAL)                  Proposed Insured #2 ____________________________________________________________________________

                            Primary Owner __________________________________________________________________________________

                            Joint/Contingent Owner _________________________________________________________________________

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PART II                     If you need more space, please use the Additional Information Section, Page 8.                      7
_________________________________________________________________________________________________________________________________

SECTION 1                   The following questions are to be answered for ALL persons to be insured, including those covered by
GENERAL RISK                any riders applied for.
QUESTIONS                   _____________________________________________________________________________________________________

                            1.   CITIZENSHIP/RESIDENCY

                                 A.   Are all persons to be insured U.S. Citizens?                         [ ] YES  [ ] NO

                            IF NO, please provide details:

                            Proposed Insured(s) _______________________________ Country of Citizenship _____________________

                            Visa Type/ID ______________________________________ Visa Number ________________________________

                            Expiration Date ___________________________________ Length of Time in U.S. _____________________

                            [ ]  Check here if currently applying for a Social Security number.

                                 B.   Are all persons to be insured permanent residents of the
                                      United States?                                                       [ ] YES  [ ] NO
If you need more
space, please use the       IF NO, please provide details:
Additional Information
Section, below and on       Proposed Insured(s) ____________________________________________________________________________
Page 8.
                            Country of Residence ___________________________________________________________________________

                            _____________________________________________________________________________________________________

                            2.   Has any person to be insured ever received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus (HIV); Acquired Immune Deficiency Syndrome
                                 (AIDS); coronary heart disease; stroke; alcohol abuse; or drug abuse?
                                                                                                           [ ] YES  [ ] NO

                            IF YES, do not collect advance payment.

                            _____________________________________________________________________________________________________

                            ADDITIONAL INFORMATION

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

                            ________________________________________________________________________________________________

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_________________________________________________________________________________________________________________________________

   ADDITIONAL                  USE THIS PAGE FOR ANY ADDITIONAL INFORMATION.
   INFORMATION                     ATTACH A SEPARATE SHEET IF NECESSARY.
_________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

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                                                                                                                          9
_________________________________________________________________________________________________________________________________

   CERTIFICATION/
     AGREEMENT/
     DISCLOSURE

_________________________________________________________________________________________________________________________________

CERTIFICATION REGARDING SALES ILLUSTRATION Agent must check the appropriate statement below.

[ ]  Agent certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.

[ ]  An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.

[ ]  An illustration was shown or provided but is DIFFERENT FROM THE POLICY APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ]  NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

     ____________________________________________________________________________________________________________________________

[ ]  If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete details below.
     An illustration was displayed on a computer screen. The displayed illustration MATCHES THE POLICY APPLIED FOR but no printed  copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

          1. Gender (as illustrated)                 [ ]  M  [ ]  F        [ ]  Unisex       Age ___________________________

          2. Rating class (e.g. standard, smoker)    [ ]  Preferred        [ ]  Standard     [ ]  Non-smoker     [ ]  Smoker

                                                     [ ]  Other ____________________________________________________________

          3  Type of policy (e.g. L-98, Whole Life) ________________________________________________________________________

          4. Initial Death Benefit  $ _______________________________  Death Benefit Option ________________________________

          5. Guaranteed Minimum Death Benefit        [ ]  age 55  [ ]  Age 65  [ ]  age 75  [ ]  Age 85  [ ]  5 years

          6. Dividend Option _______________________________________________________________________________________________

          7. Riders _________________________________________________________________________  $ ___________________________

                    _________________________________________________________________________  $ ___________________________

                    _________________________________________________________________________  $ ___________________________

_________________________________________________________________________________________________________________________________

FRAUD WARNINGS
ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA
Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

_________________________________________________________________________________________________________________________________

WASHINGTON D.C., TENNESSEE, VIRGINIA
It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

_________________________________________________________________________________________________________________________________

AGREEMENT/DISCLOSURE
I HAVE READ THIS TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL ANSWERS
GIVEN AND STATEMENTS MADE ARE TRUE AND COMPLETE. I ALSO AGREE THAT:
..    My statements in this Tele-Underwriting Application, on any supplements or amendments, during the tele-underwriting interview, and during any paramedical/medical exam are the basis of any policy issued.
..    My acceptance of any insurance policy means I agree to any changes shown on the Application for Individual and
     Multi-Life Life Insurance that will be included in the policy.
..    This application and any: amendment(s); paramedical/medical exam; and supplement(s) that become part of the application, will be attached to and become part of the new policy.
..    The tele-underwriting interview will be recorded by the Company.
..    Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.
..    No information will be deemed to have been given to the Company unless it is stated in this Tele-Underwriting
     Application for Life Insurance and its supplement(s), during the tele-underwriting interview, during a paramedical/medical exam, or on an amendment.

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_________________________________________________________________________________________________________________________________

   CERTIFICATION/           (CONTINUED)
     AGREEMENT/
     DISCLOSURE
_________________________________________________________________________________________________________________________________

..    Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if:
     (a) the condition of health of each person to be insured is the same as stated in the tele-underwriting interview; and
     (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date the tele-underwriting interview was completed.
..    I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.
..    IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED IN THE APPROPRIATE QUESTION OF PART I OF
     THIS TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE.
..    IF I HAVE APPLIED FOR A VARIABLE LIFE PRODUCT, THIS TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE IS THE APPLICATION
     REFERRED TO IN THE POLICY, IF APPLICABLE: FOR THE PURPOSES OF THE FREE LOOK PERIOD DURING WHICH I CAN RETURN THE POLICY
     TO THE COMPANY AND RECEIVE A REFUND; AND FOR THE PURPOSES OF THE INVESTMENT START DATE.
..    I HAVE RECEIVED THE COMPANY'S CONSUMER PRIVACY NOTICE AND, AS REQUIRED, THE LIFE INSURANCE BUYER'S GUIDE.
..    IF I WAS REQUIRED TO SIGN AN HIV INFORMED CONSENT AUTHORIZATION, I HAVE RECEIVED A COPY OF THAT AUTHORIZATION.
_________________________________________________________________________________________________________________________________

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION
Under penalties of perjury, I, the Owner, certify that:

     The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

(a)  I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR
(b)  the IRS has notified me that I am not subject to backup withholding. (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
     CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST
     CROSS OUT AND INITIAL THIS ITEM.)

     I am a U.S. citizen or a U.S. resident alien for tax purposes. (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN
FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE FORM W-8BEN).
PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
_________________________________________________________________________________________________________________________________

SIGNATURES:
                            Signed at City, State _______________________________      Date ________________________________

If not witnessing           PROPOSED INSURED #1 ____________________________________________________________________________
all signatures,             (age 15 or over)
Witness should
sign next to the            Signed at City, State _______________________________      Date ________________________________
signature being
witnessed.                  PROPOSED INSURED #2 ____________________________________________________________________________
                            (age 15 or over)

                            Signed at City, State _______________________________      Date ________________________________

                            OWNER __________________________________________________________________________________________
                            (If other than Proposed Insured)
                            (If age 15 or over) If the Owner is a firm or corporation, include Officer's title with signature.

                            Signed at City, State _______________________________      Date ________________________________

                            PARENT OR GUARDIAN _____________________________________________________________________________
                            (If Owner or Proposed Insured(s) is/are under 18, sign here if not signed above.)

                            Signed at City, State _______________________________      Date ________________________________

                            WITNESS TO SIGNATURES __________________________________________________________________________
                            (Licensed Agent/Producer)

                            PLEASE PRINT AGENT/PRODUCER NAME _______________________________________________________________

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_________________________________________________________________________________________________________________________________

                            PROPOSED INSURED:____________________________________________________________________________________
     TEMPORARY
     INSURANCE              _____________________________________________________________________________________________________
    AGREEMENT &
      RECEIPT               [ ]  METROPOLITAN LIFE INSURANCE COMPANY            [ ]  METLIFE INVESTORS INSURANCE COMPANY

                            [ ]  NEW ENGLAND LIFE INSURANCE COMPANY             [ ]  GENERAL AMERICAN LIFE INSURANCE COMPANY

                                                    [ ]  METLIFE INVESTORS USA INSURANCE COMPANY

                                            THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY."
_________________________________________________________________________________________________________________________________

                            WHAT DOES TEMPORARY INSURANCE PROVIDE?
                            For those eligible, Temporary Insurance provides for the payment of a death benefit, upon receipt of proof of death of the Proposed Insured(s). The Temporary Insurance death benefit will
PLEASE READ BOTH            be for the amount of insurance and for the amount of any riders applied for on the life of the
SIDES OF THIS               deceased Proposed Insured(s) identified on the Tele-underwriting Application for Life Insurance and
RECEIPT CAREFULLY.          the application supplement(s) completed in conjunction with and bearing the date of this Receipt.
IT INCLUDES                 The total amount of death benefit under this Receipt and all other receipts issued by all the
IMPORTANT                   companies listed above will not be more than $1,000,000 for any Proposed Insured(s) (a total of
INFORMATION                 $2,000,000 for survivorship life policies).* However, there will be no death benefit provided if
REGARDING TEMPORARY         death is by suicide. The death benefit will be paid to the person who would have received payment
INSURANCE AND               under the policy, had it been issued.
LIMITATIONS
THEREUNDER.                 Temporary Insurance also provides that, if the health of the Proposed Insured(s) changes while
                            Temporary Insurance is in effect, the Company will consider the health of the Proposed Insured(s)
                            as of the date Temporary Insurance began in deciding whether to issue the policy applied for.
                            If the Proposed Insured(s) should have a material change while Temporary Insurance is in effect, the total amount of insurance which may be issued under this Receipt will not be more than
                            $1,000,000 (a total of $2,000,000 for survivorship life policies).*

                            If the application and the application supplement(s) completed in conjunction with and bearing the date of this Receipt (the "Application") includes a request for a rider or benefit that waives premiums upon the death or disability of the Applicant of the policy applied for (the "Applicant"), it will be included in the policy issued on the life of the Proposed Insured(s) if the Applicant dies:

                                 1.   Other than by suicide;
                                 2.   Before the rider or benefit is declined by the Company; and
                                 3.   While Temporary Insurance is in effect on the life of the Proposed Insured(s).

                            Premiums under the policy will be waived by reason of the Applicant's death as provided by the rider or benefit applied for.
                            _____________________________________________________________________________________________________

                            WHO IS ELIGIBLE FOR TEMPORARY INSURANCE?
                            The Proposed Insured(s) under the policy applied for is/are eligible for Temporary Insurance, as long as EACH of the following are true:

                                 1.   The Tele-underwriting Application for Life Insurance and tele-underwriting interview, its supplement(s) and paramedical/medical exam; do not include any material misrepresentation;
                                      AND
                                 2.   The Proposed Insured(s) has/have never received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus (HIV); Acquired Immune
                                      Deficiency Syndrome (AIDS); coronary artery disease; stroke; alcohol abuse; drug abuse; AND
                                 3.   The Proposed Insured(s) is/are at least 14 days old.

                            _____________________________________________________________________________________________________

                            WHEN DOES TEMPORARY INSURANCE START?
                            Coverage starts on the later of: the date the tele-underwriting interview is completed; or
                            (if required at the time the Tele-Underwriting Application is completed by the Company's underwriting rules) the date of any medical examination of the Proposed Insured(s) provided that one of the
* Should there be more      following is received on the date of the Tele-Underwriting Application for Life Insurance:
than one application or
receipt for any person to        1.   Payment of one month's premium for the policy applied for; or
be insured, the share for        2.   Properly completed MetLife salary deduction plan form(s); or
each application will be         3.   Properly completed government allotment form(s); or
in the ratio that the            4.   If the life insurance applied for with the Application is to be part of a Qualified
amount applied for on that            Plan under the Employee Retirement Income Security Act of 1974 "ERISA" (e.g.: a
application bears to the              Pension Plan; Profit Sharing Plan; or a 401K Plan) and the proposed owner is the
total amount of insurance             trustee of the Qualified Plan: (1) the Commission Disclosure forms supplied to the
applied for under all such            proposed owner; and (2) the employer group number (EGN) for the plan: has been
applications.                         assigned by the Company; and is entered in the appropriate space on the Application.

ETUTIA-21-05                                                                                                              XX (xx/0x)
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    TEMPORARY               PAGE 2
    INSURANCE               (CONTINUED)
   AGREEMENT &              If the Company does not receive the full amount of any: check; draft; or money order, it will
     RECEIPT                not constitute payment and Temporary Insurance will not be in effect.
                            However, Temporary Insurance will be in effect, if it has not already ended under the terms of this
                            Receipt, if a Proposed Insured dies: from an accident; within 30 days from the date of this Receipt;
                            before the required tele-underwriting interview and/or medical exam described above is completed;
                            and one of the above 4 items was received prior to or on the date of the Tele-underwriting
                            Application for Life Insurance.

_________________________________________________________________________________________________________________________________

                            WHEN DOES TEMPORARY INSURANCE END?
                            Temporary Insurance on any person will end on the earliest of the following:

                                 1.   When coverage under a policy issued by the Company as a result of the Application takes effect.
                                 2.   When a policy issued by the Company as a result of the Application is not accepted.
                                 3.   When the Company offers to refund any payment received under this Receipt.
                                 4.   The date the Proposed Insured(s) or the Applicant learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance;
                                      or five days from the date that the Company mails to the Proposed Insured(s) or the
                                      Applicant, at the address on the Application, a notice that the Application has been declined or the Company has decided to terminate the Temporary Insurance.
                                 5.   If the Application is for a Qualified Plan under ERISA, the Proposed Owner learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the
                                      Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined.
                                 6.   One hundred and twenty (120) days from the date of this Receipt.

                            If no policy takes effect, any payment received will be refunded when Temporary Insurance ends.
_________________________________________________________________________________________________________________________________

ALL Premium Checks must     LIMITATIONS ON AUTHORITY
be made payable             No one but the President, the Secretary or a Vice-President of the Company may change or
to the Company.             waive the terms of this Receipt.

                            Receipt of: (check one)    [ ] $ ___________________________________

                                                       [ ] MetLife salary deduction plan form(s)

DO NOT: MAKE CHECK                                     [ ] Government allotment form(s)
PAYABLE TO THE AGENT;
OR LEAVE THE PAYEE                                     [ ] Qualified Plan form(s)
BLANK.
                            is acknowledged in connection with the Application made on this date in which the

                            Proposed Insured(s) is (are): __________________________________________________________________

                            and the plan of insurance is: ________________________________  from ___________________________
                                                                                                        (Company)

                            Receipt Date: __________________________________________________________________________________

                            Title: _________________________________________________________________________________________

                            Sales Office: __________________________________________________________________________________

                            Agent/Producer signature: ________________________________________________________________________

                            METROPOLITAN LIFE INSURANCE         NEW ENGLAND LIFE INSURANCE          GENERAL AMERICAN LIFE
                             COMPANY                             COMPANY                              INSURANCE COMPANY
                            New York, NY 10166                  Boston, MA 02116                    St. Louis, MO 63128

                            /s/ Gwenn L. Carr                   /s/ James D. Gaughan                /s/ James D. Gaughan
                            Gwenn L. Carr, Vice-President       James D. Gaughan, Secretary         James D. Gaughan, Secretary
                             and Secretary

                                     METLIFE INVESTORS USA INSURANCE COMPANY            METLIFE INVESTORS INSURANCE COMPANY
                                     Wilmington, DE 19899                               St. Louis, MO 63128

                                     /s/ Richard C. Pearson                             /s/ Richard C. Pearson
                                     Richard C. Pearson, Executive                      Richard C. Pearson, Executive
                                      Vice-President                                     Vice-President
                            _____________________________________________________________________________________________________

                            Note: If you have not heard from the Company within 120 days from the date of this Receipt, please contact the Company's representative.

ETUTIA-21-05                                                                                                              XX (xx/0x)
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   VARIABLE LIFE            PROPOSED INSURED: ___________________________________________________________________________________
    SUPPLEMENT
                            METLIFE INVESTORS INSURANCE COMPANY

                            This supplement will be attached to and become part of the application with which it is used.
_________________________________________________________________________________________________________________________________

IMPORTANT                   Variable Life Insurance is generally not appropriate for time horizons of less than 10 years. These
INFORMATION FOR             products are long-term investments that may have significant short term surrender charges.
THE OWNER -                 Variable Life Insurance is designed to provide death benefit protection while offering
PLEASE READ                 the potential for long-term cash accumulation and may not be appropriate in situations
CAREFULLY                   where significant liquidation of assets in the near future is expected.

                            THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

                            THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF BEING REDUCED TO ZERO,
                            IN ACCORDANCE WITH SEPARATE ACCOUNT INVESTMENT EXPERIENCE.

                            THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE. THE RATES CURRENTLY BEING CHARGED
                            ARE NOT GUARANTEED, AND THE COMPANY MAY CHARGE THE FULL MAXIMUM GUARANTEED RATES.

                            ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES, ARE
                            AVAILABLE UPON REQUEST.
_________________________________________________________________________________________________________________________________

OWNER'S                     Tax bracket ______%             Liquid Net Worth $ __________________________________________________
INFORMATION                                                 (EXCLUDE PERSONAL RESIDENCE, AUTOMOBILES & HOME FURNISHINGS.)

                            Prior Investment Experience (CHOOSE ALL THAT APPLY AND INDICATE YOUR YEARS OF EXPERIENCE.)

                            [ ] Certificate of Deposit ______ years    [ ] Stocks _______ years   [ ] mutual funds ______ years

                            [ ] Money Markets  ______________ years    [ ] Bonds  _______ years

                            [ ] Other __________________________________________________________________________   ______ years

                            Is Owner(s) an associated person of a broker dealer?                           [ ] YES  [ ] NO
_________________________________________________________________________________________________________________________________

INVESTMENT                  INVESTMENT OBJECTIVE         RISK TOLERANCE
OBJECTIVE AND
RISK TOLERANCE              Indicate the                 Choose one of the following to indicate your risk tolerance for
                            investment objective         this policy. Be sure it supports your Investment Objective.
                            for your policy's
                            funding options.

                            [ ] Capital Preservation      [ ] Conservative      [ ] Conservative to Moderate

                            [ ] Income                    [ ] Conservative      [ ] Conservative to Moderate    [ ] Moderate

                            [ ] Growth & Income           [ ] Moderate          [ ] Moderate to Aggressive

                            [ ] Growth                                          [ ] Moderate to Aggressive      [ ] Aggressive

                            [ ] Aggressive Growth                               [ ] Moderate to Aggressive      [ ] Aggressive

                            Capital Preservation          Seeks income and stability with minimal risk.
                            Income                        Seeks current income over time.
                            Growth & Income               Seeks capital appreciation over long term combined with current dividend income.
                            Growth                        Seeks capital appreciation over long term.
                            Aggressive Growth             Seeks maximum capital appreciation over time by investing in speculative and/or higher risk securities.

                                                                                                                CONTINUED

IFND-4-05                                                                                                                 XX (xx/0x)
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    OPTIONAL                PAGE 2
   AUTOMATED                (CONTINUED)
   INVESTMENT
   STRATEGIES
_________________________________________________________________________________________________________________________________

You may select ONLY ONE     IF YOU ARE NOT ELECTING ANY AUTOMATED INVESTMENT STRATEGIES, PLEASE PROCEED TO THE TELEPHONE
of the following            TRANSFERS SECTION ON THIS PAGE.
two strategies:
_________________________________________________________________________________________________________________________________

[ ]  DOLLAR COST            Automatically transfers a set amount of money monthly on the policy's monthly anniversary from
     AVERAGING              the BlackRock Money Market Portfolio to the destination funding options you choose.

A percent of premium        Transfer Amount $ __________ (Minimum $ 100.00)
must be allocated to        Destination funding options - indicate percentages to be transferred to each in Dollar Cost
the BlackRock Money         Averaging column on the next page. There is no limit on the number of funding options receiving the
Market Portfolio when       transfer, minimum 5% to each.
this option is chosen.
Election of this            Dollar cost averaging does not assure a profit or protect against a loss in declining markets. It
feature does not change     involves continuous investment in securities regardless of fluctuation in price levels. An investor
the allocation of           should consider his/her ability to continue purchases in periods of low price levels.
future payments.
_________________________________________________________________________________________________________________________________

[ ]  PORTFOLIO              Automatically rebalances the cash values in all the selected funding options to the allocation
     REBALANCING            percentages you select. The allocation selections for rebalancing can be different than the allocation percentages chosen for your premium payments.

Election of this            [ ]  Check here if you wish to rebalance to the allocation percentages chosen for your premium
feature does not change          payments.
the allocation of
future payments.            [ ]  Check here if you wish to rebalance using different allocation percentages than your premium payments and indicate the allocation percentages in the Portfolio Rebalancing column on the next page.

                            Choose ONE of the following options:

                            [ ]  Periodic Rebalancing

                                 [ ]  Monthly

                                 [ ]  Quarterly

                                 [ ]  Semi-annually

                                 [ ]  Annually

                            [ ]  Variance Rebalancing

                                 Allows the allocation percentages to be maintained within a specified variance range on a monthly basis. Rebalancing will occur on any monthly anniversary in which any of the accounts selected are outside of the variance range chosen.

                                 [ ]  5%   [ ]  10%   [ ]  15%   [ ]  20%
_________________________________________________________________________________________________________________________________

   TELEPHONE                FOR NORTH DAKOTA RESIDENTS: I/We acknowledge that neither the Company nor any person authorized
   TRANSFERS                by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.

                            I/We wish to authorize telephone transfers for the following (check applicable boxes):

                            [ ]  Owner(s)

                            [ ]  Producer/Agent

                            FOR RESIDENTS OF ALL STATES OTHER THAN NORTH DAKOTA: I/We authorize the Company or any person authorized by the Company to accept telephone transfer instructions and/or account allocation changes from me/us and my Producer/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers.

                            I/We DO NOT wish to authorize telephone transfers for the following (check applicable boxes):

                            [ ]  Owner(s)

                            [ ]  Producer/Agent

                                                                                                                CONTINUED

IFND-4-05                                                                                                                 XX (xx/0x)
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   INVESTMENT               PAGE 3 (CONTINUED)
   ALLOCATION
                            Please select funding options that are appropriate for the RISK TOLERANCE and INVESTMENT OBJECTIVE indicated on the first page of this form. Some funding options may be appropriate for more than one investment objective. For more complete information about a specific funding option, including charges and expenses, please read the prospectus carefully.
_________________________________________________________________________________________________________________________________

                            Indicate Initial Allocation in whole percentages; must equal 100%           Use this column only if
                                                                                                        you have chosen an option
                                                                                                        on previous page.

                                                                                                        DOLLAR COST AVERAGING
                            PORTFOLIO NAME                               INITIAL ALLOCATION             PORTFOLIO REBALANCING
                            _____________________________________________________________________________________________________

                            MetLife Aggressive Strategy Portfolio          ______________%              ____________________%

                            MetLife Growth Strategy Portfolio              ______________               ____________________

                            MetLife Balanced Strategy Portfolio            ______________               ____________________

                            MetLife Moderate Strategy Portfolio            ______________               ____________________

                            MetLife Defensive Strategy Portfolio           ______________               ____________________


                            RCM Global Technology Portfolio                ______________               ____________________

                            Turner Mid-Cap Growth Portfolio                ______________               ____________________

                            Met/AIM Small Cap Growth Portfolio             ______________               ____________________

                            Janus Aggressive Growth Portfolio              ______________               ____________________

                            T. Rowe Price Mid-Cap Growth Portfolio         ______________               ____________________

                            Jennison Growth Portfolio                      ______________               ____________________

                            Met/AIM Mid Cap Core Equity Portfolio          ______________               ____________________

                            Harris Oakmark International Portfolio         ______________               ____________________

                            Third Avenue Small Cap Value Portfolio         ______________               ____________________

                            Harris Oakmark Focused Value Portfolio         ______________               ____________________

                            MFS Research International Portfolio           ______________               ____________________

                            Oppenheimer Capital Appreciation Portfolio     ______________               ____________________

                            Goldman Sachs Mid-Cap Value Portfolio          ______________               ____________________

                            MetLife Stock Index Portfolio                  ______________               ____________________

                            Van Kampen Comstock Portfolio                  ______________               ____________________

                            Davis Venture Value Portfolio                  ______________               ____________________

                            Lord Abbett Growth and Income Portfolio        ______________               ____________________

                            Neuberger Berman Real Estate Portfolio         ______________               ____________________

                            Lord Abbett Bond Debenture Portfolio           ______________               ____________________

                            PIMCO Inflation Protected Bond Portfolio       ______________               ____________________

                            PIMCO Total Return Portfolio                   ______________               ____________________

                            Salomon Brothers US Government Portfolio       ______________               ____________________

                            BlackRock Money Market Portfolio               ______________               ____________________

                            ___________________________________________    ______________               ____________________

                            ___________________________________________    ______________               ____________________

                                                                                                                CONTINUED

IFND-4-05                                                                                                                 XX (xx/0x)
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     OTHER                  PAGE 4
   IMPORTANT                (CONTINUED)
     OWNER
   QUESTIONS
_________________________________________________________________________________________________________________________________

                            1.   Have you received a prospectus for the policy applied for?                [ ] YES  [ ] NO
                                 IF YES, please indicate:

                            Date of prospectus: _________________________________________________________________________________

                            Date of any prospectus supplement package: __________________________________________________________

                            2.   Did your agent/producer review your financial situation, risk tolerance and investment objectives prior to completing this
                                 application?                                                              [ ] YES  [ ] NO
                                 IF NO, please indicate on what basis this product was recommended?

                            _____________________________________________________________________________________________________

                            _____________________________________________________________________________________________________

                            3.   Do you understand that:

                                 A.   The amount and duration of the death benefit may increase or decrease depending on the policy's investment return, subject
                                      to any guarantees provided by the policy?                            [ ] YES  [ ] NO

                                 B.   There is no guaranteed minimum cash value and the cash value may
                                      increase or decrease depending on the policy's investment return?    [ ] YES  [ ] NO

                            4.   Do you believe that this policy and the funding options you have
                                 selected will meet your insurance needs and financial objectives?         [ ] YES  [ ] NO

                            5.   If funding options selected do not reflect the risk tolerance on the first page of this form, please explain:

                            _____________________________________________________________________________________________________

                            _____________________________________________________________________________________________________

IFND-4-05                                                                                                                 XX (xx/0x)
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